(RIVERSOURCE INVESTMENTS LOGO)

                                                             (THREADNEEDLE LOGO)

                     PROSPECTUS SUPPLEMENT -- JAN. 22, 2009*


FUND                            PROSPECTUS DATE   FORM #
--------------------------------------------------------------
RiverSource 120/20 Contrarian
  Equity Fund                   June 27, 2008     S-6519-99 C
RiverSource Absolute Return
  Currency and Income Fund      Dec. 30, 2008     S-6502-99 G
RiverSource Balanced Fund       Nov. 28, 2008     S-6326-99 AD
RiverSource California Tax-
  Exempt Fund                   Oct. 30, 2008     S-6328-99 AH
RiverSource Disciplined
  Equity Fund                   Sept. 29, 2008    S-6263-99 H
RiverSource Disciplined
  International Equity Fund     Dec. 30, 2008     S-6506-99 E
RiverSource Disciplined Large
  Cap Growth Fund               Nov. 28, 2008     S-6285-99 D
RiverSource Disciplined Large
  Cap Value Fund                Nov. 28, 2008     S-6523-99 C
RiverSource Disciplined Small
  and Mid Cap Equity Fund       Sept. 29, 2008    S-6505-99 E
RiverSource Disciplined Small
  Cap Value Fund                Sept. 29, 2008    S-6397-99 E
RiverSource Diversified Bond
  Fund                          Oct. 30, 2008     S-6495-99 AC
RiverSource Diversified
  Equity Income Fund            Nov. 28, 200      S-6475-99 AD
RiverSource Dividend
  Opportunity Fund              Aug. 29, 2008     S-6341-99 AD
RiverSource Emerging Markets
  Bond Fund                     Dec. 30, 2008     S-6398-99 E
RiverSource Equity Value Fund   May 30, 2008      S-6382-99 W
RiverSource Floating Rate
  Fund                          Sept. 29, 2008    S-6501-99 E
RiverSource Global Bond Fund    Dec. 30, 2008     S-6309-99 AE
RiverSource Global Technology
  Fund                          Dec. 30, 2008     S-6395-99 N
RiverSource Growth Fund         Sept. 29, 2008    S-6455-99 AD
RiverSource High Yield Bond
  Fund                          July 30, 2008     S-6370-99 AD
RiverSource Income Builder
  Basic Income Fund             March 31, 2008    S-6394-99 E
RiverSource Income Builder
  Enhanced Income Fund          March 31, 2008    S-6394-99 E
RiverSource Income Builder
  Moderate Income Fund          March 31, 2008    S-6394-99 E
RiverSource Income
  Opportunities Fund            Sept. 29, 2008    S-6266-99 H
RiverSource Inflation
  Protected Securities Fund     Sept. 29, 2008    S-6280-99 G
RiverSource Intermediate Tax-
  Exempt Fund                   Jan. 29, 2008     S-6355-99 T
RiverSource Large Cap Equity
  Fund                          Sept. 29, 2008    S-6244-99 J
RiverSource Large Cap Value
  Fund                          Sept. 29, 2008    S-6246-99 J
RiverSource Limited Duration
  Bond Fund                     Sept. 29, 2008    S-6265-99 H
RiverSource Mid Cap Growth
  Fund                          Jan. 29, 2008     S-6426-99 AD
RiverSource Mid Cap Value
  Fund                          Nov. 28, 2008     S-6241-99 K
RiverSource Minnesota Tax-
  Exempt Fund                   Oct. 30, 2008     S-6328-99 AH
RiverSource New York Tax-
  Exempt Fund                   Oct. 30, 2008     S-6328-99 AH
RiverSource Partners
  Aggressive Growth Fund        July 30, 2008     S-6260-99 J
RiverSource Partners
  Fundamental Value Fund        July 30, 2008     S-6236-99 L
RiverSource Partners
  International Select Growth
  Fund                          Dec. 30, 2008     S-6243-99 M
RiverSource Partners
  International Select Value
  Fund                          Dec. 30, 2008     S-6242-99 M
RiverSource Partners
  International Small Cap
  Fund                          Dec. 30, 2008     S-6258-99 K
RiverSource Partners Select
  Value Fund                    July 30, 2008     S-6240-99 K
RiverSource Partners Small
  Cap Equity Fund               July 30, 2008     S-6237-99 L
RiverSource Partners Small
  Cap Growth Fund               May 30, 2008      S-6301-99 L
RiverSource Partners Small
  Cap Value Fund                July 30, 2008     S-6239-99 L
RiverSource Portfolio Builder
  Aggressive Fund               March 31, 2008    S-6282-99 G
RiverSource Portfolio Builder
  Conservative Fund             March 31, 2008    S-6282-99 G
RiverSource Portfolio Builder
  Moderate Aggressive Fund      March 31, 2008    S-6282-99 G
RiverSource Portfolio Builder
  Moderate Conservative Fund    March 31, 2008    S-6282-99 G
RiverSource Portfolio Builder
  Moderate Fund                 March 31, 2008    S-6282-99 G
RiverSource Portfolio Builder
  Total Equity Fund             March 31, 2008    S-6282-99 G
RiverSource Precious Metals
  and Mining Fund               May 30, 2008      S-6142-99 AE
RiverSource Real Estate Fund    Aug. 29, 2008     S-6281-99 G
RiverSource Retirement Plus
  2010 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2015 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2020 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2025 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2030 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2035 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2040 Fund                     June 27, 2008     S-6507-99 E
RiverSource Retirement Plus
  2045 Fund                     June 27, 2008     S-6507-99 E
RiverSource Short Duration
  U.S. Government Fund          July 30, 2008     S-6042-99 AE
RiverSource Small Cap
  Advantage Fund                May 30, 2008      S-6427-99 N
RiverSource Small Company
  Index Fund                    March 31, 2008    S-6357-99 U
RiverSource Strategic
  Allocation Fund               Nov. 28, 2008     S-6141-99 AE
RiverSource Strategic Income
  Allocation Fund               Nov. 28, 2008     S-6287-99 D
RiverSource Tax-Exempt Bond
  Fund                          Jan. 29, 2008     S-6310-99 AE
RiverSource Tax-Exempt High
  Income Fund                   Jan. 29, 2008     S-6430-99 AE
RiverSource U.S. Government
  Mortgage Fund                 July 30, 2008     S-6245-99 K
Threadneedle Emerging Markets
  Fund                          Dec. 30, 2008     S-6354-99 V
Threadneedle European Equity
  Fund                          Dec. 30, 2008     S-6006-99 N
Threadneedle Global Equity
  Fund                          Dec. 30, 2008     S-6334-99 AG
Threadneedle Global Equity
  Income Fund                   Dec. 30, 2008     S-6334-99 AG
Threadneedle Global Extended
  Alpha Fund                    Dec. 30, 2008     S-6334-99 AG
Threadneedle International
  Opportunity Fund              Dec. 30, 2008     S-6140-99 AG



--------------------------------------------------------------------------------
S-6141-10 A (1/09)
* Valid until Dec. 30, 2009



Effective February 9, 2009, the section of prospectus "Initial Sales
Charge -- Waiver of the sales charge for Class A shares" is replaced with the following:

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:
     - current or retired Board members, officers or employees of the funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.
     - current or retired Ameriprise Financial Services, Inc. financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.
     - registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.
     - portfolio managers employed by subadvisers of the funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.
     - partners and employees of outside legal counsel to the funds or the funds' directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees.
     - direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.
     - purchases made:
       - with dividend or capital gain distributions from a fund or from the same class of another fund in the RiverSource complex of funds;
       - through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee that has, or clears trades through a financial intermediary that has, a selling agreement with the distributor;
       - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;
       - through bank trust departments.
     - purchases made through "eligible employee benefit plans" created under section 401(a), 401(k), 457 and 403(b) which:
       - have at least $1 million in plan assets at the time of investment;
       - have a plan level or omnibus account that is maintained with the fund or its transfer agent; and
       - transact directly with the fund or its transfer agent through a third party administrator or third party recordkeeper.

For more information regarding waivers of sales charges for Class A purchases, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional purchases or categories of purchases. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial intermediary with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

Because the current prospectus is available on the funds' website at riversource.com free of charge, information regarding breakpoint discounts is not separately disclosed on the website.

S-6141-10 A (1/09)
* Valid until Dec. 30, 2009



                                                             (THREADNEEDLE LOGO)

                     PROSPECTUS SUPPLEMENT -- DEC. 30, 2008

FUND                                                              PROSPECTUS DATE         FORM #
Threadneedle Global Extended Alpha Fund                            Dec. 30, 2008       S-6334-99 AG


The following information supplements disclosure in the Fund's prospectus and remains in effect until further notice:

Due to recent market events, regulatory authorities in various countries have enacted temporary rules prohibiting the short-selling of certain stocks. The length of the bans and the types of securities included in the bans vary from country to country. While most prohibitions focus on the short-selling of financial stocks, some countries may have more extensive bans.

As described in the prospectus, the Fund utilizes a long/short investment strategy in which a portion of the Fund's assets are short positions. While the prohibitions remain in effect, the Fund will be restricted from engaging in short sales of certain securities, primarily in the financial sector.

--------------------------------------------------------------------------------
S-6334-6 A (12/08)



Prospectus
                                                             (THREADNEEDLE LOGO)

THREADNEEDLE GLOBAL EQUITY FUND
THREADNEEDLE GLOBAL EQUITY INCOME FUND
THREADNEEDLE GLOBAL EXTENDED ALPHA FUND

PROSPECTUS DEC. 30, 2008

THREADNEEDLE GLOBAL EQUITY FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

THREADNEEDLE GLOBAL EQUITY INCOME FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT
INCOME AND SECONDARILY, GROWTH OF CAPITAL.

THREADNEEDLE GLOBAL EXTENDED ALPHA FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

Threadneedle Global Equity Fund
Classes A, B, C, I, R2, R3, R4, R5 and W

Threadneedle Global Equity Income Fund
Threadneedle Global Extended Alpha Fund
Classes A, B, C, I, R2, R3, R4 and R5

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE



TABLE OF CONTENTS


THREADNEEDLE GLOBAL EQUITY FUND...................    3P
  THE FUND........................................    3P
  Objective.......................................    3p
  Principal Investment Strategies.................    3p
  Principal Risks.................................    4p
  Past Performance................................    7p
  Fees and Expenses...............................   11p
THREADNEEDLE GLOBAL EQUITY INCOME FUND............   13P
  THE FUND........................................   13P
  Objective.......................................   13p
  Principal Investment Strategies.................   13p
  Principal Risks.................................   14p
  Past Performance................................   16p
  Fees and Expenses...............................   17p
THREADNEEDLE GLOBAL EXTENDED ALPHA FUND...........   19P
  THE FUND........................................   19P
  Objective.......................................   19p
  Principal Investment Strategies.................   19p
  Principal Risks.................................   21p
  Past Performance................................   25p
  Fees and Expenses...............................   26p
Other Investment Strategies and Risks.............   28p
Fund Management and Compensation..................   29p
FINANCIAL HIGHLIGHTS FOR THREADNEEDLE GLOBAL
  EQUITY FUND.....................................   33P
FINANCIAL HIGHLIGHTS FOR THREADNEEDLE GLOBAL
  EQUITY INCOME FUND..............................   43P
FINANCIAL HIGHLIGHTS FOR THREADNEEDLE GLOBAL
  EXTENDED ALPHA FUND.............................   52P
BUYING AND SELLING SHARES.........................   S.1
Description of Share Classes......................   S.2
  Investment Options -- Classes of Shares.........   S.2
  Sales Charges...................................   S.6
  Opening an Account..............................  S.12
Exchanging or Selling Shares......................  S.15
  Exchanges.......................................  S.17
  Selling Shares..................................  S.19
VALUING FUND SHARES...............................  S.20
DISTRIBUTIONS AND TAXES...........................  S.21
GENERAL INFORMATION...............................  S.23



RIVERSOURCE COMPLEX OF FUNDS

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including several Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board of Directors/Trustees (the Board), and the same policies and procedures including those set forth in the service section. Although the Seligman funds share the same Board, they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

RiverSource Variable Portfolio Funds and Seligman (Variable) Portfolio Funds are sold exclusively as underlying investment options of variable insurance policies and annuity contracts offered by affiliated and unaffiliated insurance companies.


--------------------------------------------------------------------------------
2P  THREADNEEDLE GLOBAL FUNDS -- 2008 PROSPECTUS



THREADNEEDLE GLOBAL EQUITY FUND

THE FUND

OBJECTIVE

Threadneedle Global Equity Fund (formerly RiverSource Global Equity Fund) (the
Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities, including companies located in developed and emerging countries. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc.

Threadneedle chooses investments by:

- Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

- Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

- Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

- Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

Using the global sector strategy, Threadneedle constructs the portfolio by investing in most of the stocks on two core lists of holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the portfolio management team. These discretionary holdings will typically make up a much smaller portion of the Fund.

- The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.


--------------------------------------------------------------------------------
                          THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS  3P





- The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research area. Stocks on the Preferred List are selected by:

  - Evaluating the opportunities and risks within regions and sectors;

  - Assessing valuations; and

  - Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

  The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.

- Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their perceived ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.

A number of factors may prompt Threadneedle to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. Threadneedle closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may


--------------------------------------------------------------------------------
4P  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS






expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.


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                          THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS  5P



Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


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6P  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS



PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C, Class R2, Class R3, Class R4, Class R5 and Class W shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

- the maximum sales charge for Class A shares;

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

- no sales charge for Class R2, Class R3, Class R4, Class R5 and Class W shares; and

- with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.


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                          THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS  7P



AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


                            CLASS A SHARE PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                   (BAR CHART)


         +26.16%   +37.02%   -23.37%   -22.29%   -23.38%   +25.16%   +16.08%   +18.41%   +19.15%   +13.60%

          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




During the periods shown in the bar chart, the highest return for a calendar quarter was +32.17% (quarter ended Dec. 31, 1999) and the lowest return for a calendar quarter was -18.41% (quarter ended Sept. 30, 2001).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at Sept. 30, 2008 was -27.90%.

The Fund formerly was a "feeder" fund in a master/feeder arrangement where the Fund invested all of its assets in a corresponding "master" fund with an identical investment objective and investment strategies. As of Nov. 8, 2005, the Fund became a stand-alone fund that invests directly in a portfolio of securities. The information shown in the table and in the financial highlights for the Fund includes the activity of the Fund when it was a feeder in a master/feeder arrangement.


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8P  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS



 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2007)

                                                                        SINCE
                                                           SINCE      INCEPTION
                                                         INCEPTION   (CLASSES R2,
                              1 YEAR  5 YEARS  10 YEARS  (CLASS C)  R3, R5 AND W)
Threadneedle Global Equity
Fund:
  Class A
    Return before taxes       +7.06%  +17.01%   +5.72%       N/A          N/A
    Return after taxes on
    distributions             +6.90%  +16.84%   +4.85%       N/A          N/A
    Return after taxes on
    distributions and sale
    of fund shares            +4.59%  +14.92%   +4.58%       N/A          N/A
  Class B
    Return before taxes       +7.80%  +17.28%   +5.46%       N/A          N/A
  Class C
    Return before taxes      +11.79%  +17.47%     N/A      +0.84%(a)      N/A
  Class R2
    Return before taxes      +13.38%     N/A      N/A        N/A       +13.94%(b)
  Class R3
    Return before taxes      +13.75%     N/A      N/A        N/A       +14.30%(b)
  Class R4
    Return before taxes      +13.77%  +18.55%   +6.43%       N/A          N/A
  Class R5
    Return before taxes      +14.06%     N/A      N/A        N/A       +14.61%(b)
  Class W
    Return before taxes      +13.53%     N/A      N/A        N/A       +14.64%(c)
MSCI All Country World
Index (reflects no
deduction for fees,
expenses or taxes)           +12.18%  +18.80%   +7.94%     +4.84%(d)   +13.51%(e)
Lipper Global Funds Index     +9.28%  +17.10%   +7.78%     +4.36%(d)   +10.72%(e)


(a) Inception date is June 26, 2000.
(b) Inception date is Dec. 11, 2006.
(c) Inception date is Dec. 1, 2006.
(d) Measurement period started July 1, 2000.
(e) Measurement period started Dec. 1, 2006.

The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


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                          THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS  9P



Class I has not been in existence for a full calendar year and therefore performance information for this class is not shown.

Past performance for Class R2 for the period prior to the beginning of operations for that class may be calculated based on the performance of Class B. Past performance for Class R3 and Class W for the period prior to the beginning of operations for that class may be calculated based on the performance of Class
A. Past performance for Class R5 for the period prior to the beginning of operations for that class may be calculated based on the performance of Class R4. In each case, the blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, 12b-1 fees). The use of blended performance generally results in a presentation of higher performance for classes with higher operating expenses than those of the class with which they are blended, and a presentation of lower performance for classes with lower operating expenses than those of the class with which they are blended.


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10P  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS



FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  CLASS I
                                                                 CLASS R2
                                                                 CLASS R3
                                                                 CLASS R4
                                                                 CLASS R5
                                      CLASS A  CLASS B  CLASS C   CLASS W
Maximum sales charge (load) imposed
on purchases
(as a percentage of offering price)    5.75%(a)  None     None     None
Maximum deferred sales charge
(load) imposed on sales
(as a percentage of offering price
at time of purchase)                    None(b)    5%       1%     None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                      CLASS A  CLASS B  CLASS C  CLASS W
Management fees(c)                     0.83%    0.83%    0.83%    0.83%
Distribution and/or service (12b-1)
fees                                   0.25%    1.00%    1.00%    0.25%
Other expenses(d)                      0.38%    0.40%    0.39%    0.35%
Total annual fund operating
expenses(e)                            1.46%    2.23%    2.22%    1.43%



                                  CLASS I   CLASS R2   CLASS R3   CLASS R4   CLASS R5
Management fees(c)                 0.83%      0.83%      0.83%      0.83%      0.83%
Distribution and/or service
(12b-1) fees                       0.00%      0.50%      0.25%      0.00%      0.00%
Other expenses(d)                  0.02%      0.46%      0.46%      0.46%      0.21%
Total annual fund operating
expenses(e)                        0.85%      1.79%      1.54%      1.29%      1.04%


(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."
(b) A 1% CDSC may be assessed on Class A shares sold without a sales charge within 18 months after purchase. See "Sales Charges."
(c) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.06% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Global Funds Index. See "Fund Management and Compensation" for more information.
(d) Other expenses include an administrative services fee, a transfer agency fee (for all classes except Class I), a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R2, Class R3 and Class
    R4). Other expenses for Class I are based on estimated amounts for the current fiscal year. Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. The impact of these acquired funds fees and expenses for the most recent fiscal period was less than 0.01%. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.27% for Class R4.


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                         THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS  11P



EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(a)                          $715     $1,010    $1,328    $2,226
Class B                             $726(b)  $1,097(b) $1,396(b) $2,374(c)
Class C                             $325(b)  $  694    $1,191    $2,559
Class I                             $ 87     $  271    $  472    $1,053
Class R2                            $182     $  564    $  971    $2,110
Class R3                            $157     $  487    $  840    $1,840
Class R4                            $131     $  409    $  709    $1,561
Class R5                            $106     $  331    $  575    $1,276
Class W                             $146     $  453    $  783    $1,718


(a) Includes a 5.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(a)                          $715     $1,010    $1,328    $2,226
Class B                             $226     $  697    $1,196    $2,374(b)
Class C                             $225     $  694    $1,191    $2,559
Class I                             $ 87     $  271    $  472    $1,053
Class R2                            $182     $  564    $  971    $2,110
Class R3                            $157     $  487    $  840    $1,840
Class R4                            $131     $  409    $  709    $1,561
Class R5                            $106     $  331    $  575    $1,276
Class W                             $146     $  453    $  783    $1,718


(a) Includes a 5.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


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12P  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS



THREADNEEDLE GLOBAL EQUITY INCOME FUND

THE FUND

OBJECTIVE

Threadneedle Global Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and secondarily, growth of capital. Because any investment involves risk, there is no assurance that these objectives can be achieved. Only shareholders can change the Fund's objectives.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. The Fund will normally invest at least 40% of its net assets in equity securities of companies located in (non U.S.) developed and emerging markets. The securities in which the Fund invests will typically include dividend-paying common and preferred stocks that produce current income or that offer potential to produce income. The Fund may invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent of RiverSource Investments.

Threadneedle's investment process includes:

- Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives;

- Conducting detailed research on companies across the capitalization spectrum (large-, mid- and small-cap companies) in a consistent strategic and macroeconomic framework;

- Looking for catalysts of change in making and identifying the factors driving markets, which will vary over economic and market cycles; and

- Implementing rigorous risk control processes that are designed to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

Threadneedle determines stock selection and recommended weightings for each stock by researching regions, sectors and specific companies, taking into account factors such as:

- Current yield;

- Dividend growth capability (considering a company's financial statements and its management's ability to increase the dividend if it chooses to do so) and dividend history;


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                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS  13P



- Balance sheet strength;

- Earnings per share and free cash flow sustainability;

- Dividend payout ratio (the percentage of earnings paid to shareholders in dividends); and

- Competitive position within its industry.

A number of factors may prompt Threadneedle to sell securities. For example, a sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. Threadneedle closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

Threadneedle may use derivatives such as futures, options, swaps, forward contracts and structured investments, to produce incremental earnings, to hedge existing positions and/or currency fluctuations, or to increase flexibility.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. The Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objectives. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.


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14P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS



Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


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                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS  15P



Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. When an issuer performs poorly, it may realize a reduction in earned income which will impact its ability to pay dividends.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund's shares became available to the public on Aug. 1, 2008.

When available, the Fund intends to compare its performance to the performance of the Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities that is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices. The Fund's performance will be measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


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16P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS



FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal period, adjusted to reflect current fees.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  CLASS I
                                                                 CLASS R2
                                                                 CLASS R3
                                                                 CLASS R4
                                      CLASS A  CLASS B  CLASS C  CLASS R5
Maximum sales charge (load) imposed
on purchases
(as a percentage of offering price)    5.75%(a)  None     None     None
Maximum deferred sales charge
(load) imposed on sales
(as a percentage of offering price
at time of purchase)                    None(b)    5%       1%     None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                           CLASS A  CLASS B  CLASS C
Management fees(c)                          0.80%    0.80%    0.80%
Distribution and/or service (12b-1) fees    0.25%    1.00%    1.00%
Other expenses(d)                           3.57%    3.58%    3.57%
Total annual fund operating expenses        4.62%    5.38%    5.37%
Fee waiver/expense reimbursement            3.17%    3.17%    3.17%
Total annual (net) fund operating
expenses(e)                                 1.45%    2.21%    2.20%



                                  CLASS I   CLASS R2   CLASS R3   CLASS R4   CLASS R5
Management fees(c)                 0.80%      0.80%      0.80%      0.80%      0.80%
Distribution and/or service
(12b-1) fees                       0.00%      0.50%      0.25%      0.00%      0.00%
Other expenses(d)                  3.32%      3.62%      3.62%      3.64%      3.37%
Total annual fund operating
expenses                           4.12%      4.92%      4.67%      4.44%      4.17%
Fee waiver/expense
reimbursement                      3.07%      3.07%      3.07%      3.09%      3.07%
Total annual (net) fund
operating expenses(e)              1.05%      1.85%      1.60%      1.35%      1.10%


(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."
(b) A 1% CDSC may be assessed on Class A shares sold without a sales charge within 18 months after purchase. See "Sales Charges."
(c) The Fund's management fee may be increased or decreased due to the effect of a performance incentive adjustment. The index against which the Fund's performance will be measured for purposes of determining the performance incentive adjustment is the MSCI All Country World Index. See "Fund Management and Compensation" for more information.
(d) Other expenses are based on estimated amounts for the current fiscal year and include an administrative services fee, a transfer agency fee (for all classes except Class I), a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R2, Class R3 and Class R4). Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. The impact of these acquired funds fees and expenses for the current fiscal period is expected to be less than 0.01%. Because acquired funds will have

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                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS  17P





    varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.45% for Class A, 2.21% for Class B, 2.20% for Class C, 1.05% for Class I, 1.85% for Class R2, 1.60% for Class R3, 1.35% for Class R4 and 1.10% for Class R5.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS
Class A(a)                                       $714     $1,620
Class B                                          $724(b)  $1,726(b)
Class C                                          $323(b)  $1,323
Class I                                          $107     $  972
Class R2                                         $188     $1,204
Class R3                                         $163     $1,132
Class R4                                         $137     $1,064
Class R5                                         $112     $  987


(a) Includes a 5.75% sales charge.
(b) Includes the applicable CDSC.

You would pay the following expenses if you did not redeem your shares:

                                                1 YEAR   3 YEARS
Class A(a)                                       $714     $1,620
Class B                                          $224     $1,326
Class C                                          $223     $1,323
Class I                                          $107     $  972
Class R2                                         $188     $1,204
Class R3                                         $163     $1,132
Class R4                                         $137     $1,064
Class R5                                         $112     $  987


(a) Includes a 5.75% sales charge.


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18P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS



THREADNEEDLE GLOBAL EXTENDED ALPHA FUND

THE FUND

OBJECTIVE

Threadneedle Global Extended Alpha Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest primarily in equity securities, including at least 40% of its net assets in companies located in (non-U.S.) developed and emerging markets. The Fund will hold both long and short positions. A long position is an ordinary purchase of a security. When the Fund takes a short position, it sells a security that it has borrowed in anticipation of a decline in the price of the security. The investment manager is able to invest the proceeds from its short positions in additional long positions, 'extending' the equity exposure of the Fund in an effort to achieve an enhanced level of 'alpha.' Alpha represents how much the Fund's return is attributable to the investment manager's ability to deliver above-average returns, adjusted for risk. To complete a short sale transaction, the Fund buys back the same security in the market and returns it to the lender. If the price of the security falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments.

The Fund expects to maintain an approximate net long asset exposure to the equity market (long market exposure minus short market exposure) between 90% and 105%, targeting 110% to 140% gross long exposure and 10% to 40% gross short exposure. Actual exposure will vary over time based on factors such as market movements and the portfolio management team's assessment of market conditions and may result in the Fund not taking short positions from time to time.

In addition to individual stocks, the portfolio management team may use exchange traded funds (ETFs), and certain derivative instruments, including portfolio and equity swaps, futures, options and forward contracts. These instruments may be used by the Fund to obtain additional long or short exposure to a security (or basket of securities) or to hedge existing long or short positions.


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                 THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS  19P



INVESTMENT PROCESS

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. (which is also the parent of RiverSource Investments). In pursuit of the Fund's objective, Threadneedle seeks to identify securities that offer the greatest promise for out-performance (long positions) and securities with the greatest promise for underperformance (short positions).

Threadneedle's approach to investing is based on bottom up research focusing mainly on business fundamentals and valuation of individual securities. Detailed research is carried out by Threadneedle's team of over 120 investment professionals through:

- extensive interviews with company management teams,

- use of publicly published information, and

- use of research from independent sources and brokers.

While bottom up research is the primary driver when evaluating securities, proprietary macro-economic and thematic in-house research is also produced which may influence bottom-up research as well as broader portfolio positioning. Threadneedle seeks multiple sources of enhancing alpha and is not rigidly driven by a focus on solely securities that may be described as 'growth' or 'value' which Threadneedle believes increases the chances of out-performance across the investment cycle and potentially maximizes the benefits of diversification.

Based on this investment approach, Threadneedle constructs a Global Team Preferred List of stocks (the Preferred List) that is updated regularly. The majority of the Fund's long positions (including the additional long positions) will be invested in stocks on the Preferred List. In addition, discretionary holdings (long and short positions) are selected by the portfolio management team based on the same fundamental criteria (investment approach) used to generate the Preferred List.

In addition to selling securities short that Threadneedle believes have the greatest promise for underperformance, Threadneedle may also establish short positions in an effort to mitigate potential additional risks introduced through the selection of the Fund's active long and short positions.

A number of factors may prompt the portfolio management team to sell a long position or close out a short position. A sale is most likely to be prompted by factors specific to a stock, such as deterioration in the company's fundamentals or an increase in the company's valuation. A sale could also be triggered by a change in macro or thematic strategy by Threadneedle or for risk management purposes.


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20P  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS



The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may hold foreign currencies, or use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Because the Fund takes both long and short positions, there is the risk that the value of the securities held long might decrease and the value of the securities sold short might increase in response to activities of an individual company or in response to general market conditions. In this case, the Fund's potential losses could exceed those of other mutual funds that hold only long stock positions. There is no guarantee that the investment techniques and risk analyses employed by the investment manager will produce the desired results.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including hedging risk, correlation risk and liquidity risk.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.


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                 THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS  21P



Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.


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22P  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS



ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

COUNTERPARTY RISK. The risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in the Fund's net asset value
(NAV) even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the Fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.


--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS  23P



SHORT SELLING RISK. The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the Fund to realize a loss. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the Fund's use of short sales in effect "leverages" the Fund, as the Fund may use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See also Leverage Risk and Market Risk.

In addition, the Fund will incur additional expenses by engaging in short sales in the form of transaction costs, and interest and dividend expenses paid to the lender of the security.

ETF RISK. The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through ownership of the ETF.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


--------------------------------------------------------------------------------
24P  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS



PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund's shares became available to the public on Aug. 1, 2008.

When available, the Fund intends to compare its performance to the performance of the Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities that is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices. The Fund's performance will be measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


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                 THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS  25P



FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal period.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  CLASS I
                                                                 CLASS R2
                                                                 CLASS R3
                                                                 CLASS R4
                                      CLASS A  CLASS B  CLASS C  CLASS R5
Maximum sales charge (load) imposed
on purchases
(as a percentage of offering price)     5.75%(a) None     None     None
Maximum deferred sales charge
(load) imposed on sales
(as a percentage of offering price
at time of purchase)                   None(b)     5%       1%     None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                           CLASS A  CLASS B  CLASS C
Management fees(c)                          1.05%    1.05%    1.05%
Distribution and/or service (12b-1) fees    0.25%    1.00%    1.00%
Other expenses(d)                           4.25%    4.28%    4.17%
Total annual fund operating expenses        5.55%    6.33%    6.22%
Fee waiver/expense reimbursement            4.00%    4.02%    3.92%
Total annual (net) fund operating
expenses(e)                                 1.55%    2.31%    2.30%



                               CLASS I  CLASS R2  CLASS R3  CLASS R4  CLASS R5
Management fees(c)              1.05%     1.05%     1.05%     1.05%     1.05%
Distribution and/or service
(12b-1) fees                    0.00%     0.50%     0.25%     0.00%     0.00%
Other expenses(d)               3.89%     4.19%     4.19%     4.33%     3.94%
Total annual fund operating
expenses                        4.94%     5.74%     5.49%     5.38%     4.99%
Fee waiver/expense
reimbursement                   3.72%     3.72%     3.72%     3.86%     3.72%
Total annual (net) fund
operating expenses(e)           1.22%     2.02%     1.77%     1.52%     1.27%


(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."
(b) A 1% CDSC may be assessed on Class A shares sold without a sales charge within 18 months after purchase. See "Sales Charges."
(c) The Fund's management fee may be increased or decreased due to the effect of a performance incentive adjustment. The index against which the Fund's performance will be measured for purposes of determining the performance incentive adjustment is the MSCI All Country World Index. See "Fund Management and Compensation" for more information.
(d) Other expenses are based on estimated amounts for the current fiscal year and include an administrative services fee, a transfer agency fee (for all classes except Class I), a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R2, Class R3 and Class R4). Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. The impact of these acquired funds fees and expenses for the current fiscal period is expected to be less than 0.01%. Because acquired funds will have

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26P  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS





    varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A, 2.31% for Class B, 2.30% for Class C, 1.22% for Class I, 2.02% for Class R2, 1.77% for Class R3, 1.52% for Class R4 and 1.27% for Class R5.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS
Class A(a)                                       $724     $1,801
Class B                                          $734(b)  $1,917(b)
Class C                                          $333(b)  $1,496
Class I                                          $124     $1,151
Class R2                                         $205     $1,379
Class R3                                         $180     $1,308
Class R4                                         $155     $1,265
Class R5                                         $129     $1,165


(a) Includes a 5.75% sales charge.
(b) Includes the applicable CDSC.

You would pay the following expenses if you did not redeem your shares:

                                                1 YEAR   3 YEARS
Class A(a)                                       $724     $1,801
Class B                                          $234     $1,517
Class C                                          $233     $1,496
Class I                                          $124     $1,151
Class R2                                         $205     $1,379
Class R3                                         $180     $1,308
Class R4                                         $155     $1,265
Class R5                                         $129     $1,165


(a) Includes a 5.75% sales charge.


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                 THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS  27P



REFERENCES TO "THE FUND" THROUGHOUT THE REMAINDER OF THE PROSPECTUS REFER TO THREADNEEDLE GLOBAL EQUITY FUND, THREADNEEDLE GLOBAL EQUITY INCOME FUND AND THREADNEEDLE GLOBAL EXTENDED ALPHA FUND SINGULARLY OR COLLECTIVELY AS THE CONTEXT REQUIRES.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including for Threadneedle Global Equity Fund and Threadneedle Global Equity Income Fund, investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds") ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses. Investment in ETFs is a principal investment strategy for Threadneedle Global Extended Alpha Fund. Although ETFs are designed to replicate the price and yield of a specified market index, there is no guarantee that an ETF will track its specified market index, which may result in a loss. For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" under the section "General Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase


--------------------------------------------------------------------------------
28P  THREADNEEDLE GLOBAL FUNDS -- 2008 PROSPECTUS



and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds (including the RiverSource Partners funds, Threadneedle funds and Seligman funds), and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

THREADNEEDLE GLOBAL EQUITY FUND

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.83% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The

--------------------------------------------------------------------------------
                               THREADNEEDLE GLOBAL FUNDS -- 2008 PROSPECTUS  29P



adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Global Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.

THREADNEEDLE GLOBAL EQUITY INCOME FUND

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal period was 0.80% of the Fund's average daily net assets. Beginning Feb. 1, 2009, the management fee will include an adjustment under the terms of a performance incentive arrangement under the Agreement. The adjustment will be computed by comparing the Fund's performance to the performance of the MSCI All Country World Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.

THREADNEEDLE GLOBAL EXTENDED ALPHA FUND

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal period was 1.05% of the Fund's average daily net assets. Beginning Aug. 1, 2010, the management fee will include an adjustment under the terms of a performance incentive arrangement under the Agreement. The adjustment will be computed by comparing the Fund's performance to the performance of the MSCI All Country World Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.50% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


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30P  THREADNEEDLE GLOBAL FUNDS -- 2008 PROSPECTUS



RiverSource Investments contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of Threadneedle with the investment objective and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.

THREADNEEDLE

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of RiverSource Investments, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

THREADNEEDLE GLOBAL EQUITY FUND

Stephen Thornber, Portfolio Manager

- Head of global oil sector.

- Managed the Fund since 2003.

- Joined Threadneedle in 1993 as a fund manager.

- Began investment career in 1987.

- BA, Plymouth Polytechnic.

Andrew Holliman, CFA, Deputy Portfolio Manager

- Deputy managed the Fund since 2008.

- Joined Threadneedle in 2004 as a fund manager.

- Began investment career in 1997 as an investment analyst and portfolio manager, Baillie Gifford & Co., 1997 to 2004.

- BCom (Hons), University of Edinburgh; MSc, University of Stirling.

THREADNEEDLE GLOBAL EQUITY INCOME FUND

Stephen Thornber, Portfolio Manager

- Head of global oil sector.

- Managed the Fund since 2008.

- Joined Threadneedle in 1993 as a fund manager.

- Began investment career in 1987.

- BA, Plymouth Polytechnic.

Jeremy Podger, Deputy Portfolio Manager

- Head of global equity team.

- Deputy managed the Fund since 2008.

- Joined Threadneedle in 2003 as a fund manager.

- Began investment career in 1987.

- BA, Cambridge University; MBA, London Business School.


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                               THREADNEEDLE GLOBAL FUNDS -- 2008 PROSPECTUS  31P



THREADNEEDLE GLOBAL EXTENDED ALPHA FUND

Andrew Holliman, CFA, Portfolio Manager

- Managed the Fund since 2008.

- Joined Threadneedle in 2004 as a fund manager.

- Began investment career in 1997 as an investment analyst and portfolio manager, Baillie Gifford & Co., 1997 to 2004.

- BCom (Hons), University of Edinburgh; MSc, University of Stirling.

Jeremy Podger, Deputy Portfolio Manager

- Head of global equity team.

- Deputy managed the Fund since 2008.

- Joined Threadneedle in 2003 as a fund manager.

- Began investment career in 1987.

- BA, Cambridge University; MBA, London Business School.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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32P  THREADNEEDLE GLOBAL FUNDS -- 2008 PROSPECTUS



FINANCIAL HIGHLIGHTS FOR THREADNEEDLE GLOBAL EQUITY FUND

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION FOR THE FISCAL YEARS ENDED ON OR AFTER OCT. 31, 2007 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST. THE INFORMATION FOR THE PERIODS ENDED ON OR BEFORE OCT. 31, 2006 HAS BEEN AUDITED BY OTHER AUDITORS.


--------------------------------------------------------------------------------
                         THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS  33P



CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $9.61        $7.52        $6.23        $5.16        $4.62
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .05(b)       .02(b)       .01          .02           --
Net gains (losses) (both realized and
 unrealized)                                         (4.41)        2.13         1.30         1.08          .54
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.36)        2.15         1.31         1.10          .54
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)        (.06)        (.02)        (.03)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.21        $9.61        $7.52        $6.23        $5.16
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $380         $737         $608         $446         $364
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.46%        1.39%        1.51%        1.57%        1.41%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .65%         .28%         .23%         .33%         .07%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%         112%          93%         104%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (45.55%)      28.82%       21.01%       21.48%       11.72%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.


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34P  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS



CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $9.02        $7.06        $5.88        $4.87        $4.40
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(b)     (.04)(b)     (.01)        (.02)        (.03)
Net gains (losses) (both realized and
 unrealized)                                         (4.14)        2.00         1.19         1.03          .50
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.15)        1.96         1.18         1.01          .47
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --          .00(c)        --           --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.87        $9.02        $7.06        $5.88        $4.87
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $42         $104         $110         $102         $104
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                2.23%        2.15%        2.28%        2.34%        2.18%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.11%)       (.45%)       (.54%)       (.41%)       (.66%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%         112%          93%         104%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                    (46.01%)      27.81%       20.07%       20.74%       10.68%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Total return does not reflect payment of a sales charge.


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                         THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS  35P



CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $8.93        $7.02        $5.85        $4.85        $4.38
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(b)     (.04)(b)     (.01)        (.02)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (4.09)        1.98         1.18         1.03          .49
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.10)        1.94         1.17         1.01          .47
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --         (.03)          --         (.01)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.83        $8.93        $7.02        $5.85        $4.85
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $5           $8           $6           $2           $1
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                2.22%        2.15%        2.27%        2.33%        2.19%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.09%)       (.48%)       (.50%)       (.53%)       (.69%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%         112%          93%         104%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (45.91%)      27.76%       20.03%       20.89%       10.73%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.


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36P  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS



CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                 $7.47
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .03
Net gains (losses) (both realized and
 unrealized)                                         (2.25)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.22)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.25
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .85%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.55%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%
--------------------------------------------------------------------------------------------------------------
Total return                                       (29.72%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.


--------------------------------------------------------------------------------
                         THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS  37P



CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                 $9.62        $7.89
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .05         (.01)
Net gains (losses) (both realized and
 unrealized)                                         (4.42)        1.84
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.37)        1.83
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.02)        (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.23        $9.62
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.79%        1.74%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.54%        1.74%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .57%        (.13%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%
--------------------------------------------------------------------------------------------------------------
Total return                                       (45.48%)      23.41%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
38P  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS



CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                 $9.65        $7.89
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .06          .01
Net gains (losses) (both realized and
 unrealized)                                         (4.43)        1.85
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.37)        1.86
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)        (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.24        $9.65
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.54%        1.49%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.29%        1.49%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .82%         .12%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%
--------------------------------------------------------------------------------------------------------------
Total return                                       (45.43%)      23.80%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
                         THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS  39P



CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $9.70        $7.60        $6.29        $5.20        $4.65
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(b)       .04(b)       .02          .04          .01
Net gains (losses) (both realized and
 unrealized)                                         (4.46)        2.13         1.31         1.09          .54
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.39)        2.17         1.33         1.13          .55
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)        (.07)        (.02)        (.04)         .00
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.26        $9.70        $7.60        $6.29        $5.20
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $5          $10           $9           $6           $4
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.29%        1.23%        1.32%        1.38%        1.23%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.28%        1.23%        1.32%        1.38%        1.23%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .83%         .45%         .44%         .49%         .25%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%         112%          93%         104%
--------------------------------------------------------------------------------------------------------------
Total return                                       (45.47%)      28.85%       21.26%       21.90%       11.88%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.


--------------------------------------------------------------------------------
40P  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS



CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                 $9.69        $7.89
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .08          .05
Net gains (losses) (both realized and
 unrealized)                                         (4.45)        1.85
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.37)        1.90
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)        (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.25        $9.69
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                1.04%         .99%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.07%         .62%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%
--------------------------------------------------------------------------------------------------------------
Total return                                       (45.40%)      24.33%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) Not annualized.


--------------------------------------------------------------------------------
                         THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS  41P



CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                 $9.66        $7.83
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .05          .02
Net gains (losses) (both realized and
 unrealized)                                         (4.44)        1.91
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.39)        1.93
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)        (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.23        $9.66
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                1.43%        1.39%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .68%         .20%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%
--------------------------------------------------------------------------------------------------------------
Total return                                       (45.62%)      24.87%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.


--------------------------------------------------------------------------------
42P  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 PROSPECTUS





FINANCIAL HIGHLIGHTS FOR THREADNEEDLE GLOBAL EQUITY INCOME FUND

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION FOR THE FISCAL PERIOD ENDED OCT. 31, 2008 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


--------------------------------------------------------------------------------
                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS  43P



CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .07
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.70)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.02)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.02)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.24
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $5
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                4.71%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.45%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.78%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return(h)                                       (27.12%)(i)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of a sales charge.
(i) Not annualized.


--------------------------------------------------------------------------------
44P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS



CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .06
Net gains (losses) (both realized and
 unrealized)                                            (2.76)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.70)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.02)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.02)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.24
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $1
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                5.48%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            2.21%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.11%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return(h)                                       (27.15%)(i)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of a sales charge.
(i) Not annualized.



--------------------------------------------------------------------------------
                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS  45P



CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .07
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.70)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.02)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.02)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.24
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $--
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                5.15%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            2.21%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.31%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return(h)                                       (27.18%)(i)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of a sales charge.
(i) Not annualized.



--------------------------------------------------------------------------------
46P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS



CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .09
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.68)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.03)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.03)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.25
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $4
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                4.12%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.07%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.95%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return                                          (27.00%)(h)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Not annualized.



--------------------------------------------------------------------------------
                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS  47P



CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .07
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.70)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.01)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.01)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.25
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $--
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                4.92%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.72%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.36%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return                                          (27.10%)(h)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Not annualized.



--------------------------------------------------------------------------------
48P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS



CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .08
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.69)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.02)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.02)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.25
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $--
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                4.68%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.47%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.61%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return                                          (27.07%)(h)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Not annualized.



--------------------------------------------------------------------------------
                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS  49P



CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .08
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.69)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.02)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.02)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.25
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $--
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                4.42%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.24%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.89%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return                                          (27.04%)(h)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Not annualized.



--------------------------------------------------------------------------------
50P  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS



CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .09
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.68)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.03)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.03)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.25
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $--
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                4.17%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.12%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.91%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return                                          (27.00%)(h)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Not annualized.



--------------------------------------------------------------------------------
                  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 PROSPECTUS  51P





FINANCIAL HIGHLIGHTS FOR THREADNEEDLE GLOBAL EXTENDED ALPHA FUND

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION FOR THE FISCAL PERIOD ENDED OCT. 31, 2008 HAS BEEN DERIVED FROM THE FINANCIAL STATEMENTS AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


--------------------------------------------------------------------------------
52P  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS



CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c),(d)                    .00
Net gains (losses) (both realized and
 unrealized)                                         (6.03)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.97
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $2
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                             5.55%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                         1.55%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.07%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (30.15%)(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of a sales charge.
(i) Not annualized.



--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS  53P



CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       (.02)
Net gains (losses) (both realized and
 unrealized)                                         (6.04)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.94
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             6.33%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         2.31%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.55%)(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (30.30%)(h)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of a sales charge.
(h) Not annualized.



--------------------------------------------------------------------------------
54P  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS



CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       (.03)
Net gains (losses) (both realized and
 unrealized)                                         (6.03)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.94
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             6.22%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         2.30%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.79%)(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (30.30%)(h)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of a sales charge.
(h) Not annualized.



--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS  55P



CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .03
Net gains (losses) (both realized and
 unrealized)                                         (6.05)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.98
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $3
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             4.94%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.21%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .63%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return                                       (30.10%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.



--------------------------------------------------------------------------------
56P  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS



CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c),(d)                    .00
Net gains (losses) (both realized and
 unrealized)                                         (6.04)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.04)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.96
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                             5.74%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                         1.81%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .03%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return                                       (30.20%)(h)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Not annualized.



--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS  57P



CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .01
Net gains (losses) (both realized and
 unrealized)                                         (6.04)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.97
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             5.49%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.56%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .28%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return                                       (30.15%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.



--------------------------------------------------------------------------------
58P  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS



CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .01
Net gains (losses) (both realized and
 unrealized)                                         (6.03)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.98
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             5.38%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.36%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .30%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return                                       (30.10%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.



--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS  59P



CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .02
Net gains (losses) (both realized and
 unrealized)                                         (6.04)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.98
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             4.99%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.26%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .58%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return                                       (30.10%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.



--------------------------------------------------------------------------------
60P  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 PROSPECTUS





RIVERSOURCE COMPLEX OF FUNDS

THE RIVERSOURCE COMPLEX OF FUNDS INCLUDES "RIVERSOURCE" FUNDS, "RIVERSOURCE PARTNERS" FUNDS, AND "THREADNEEDLE" FUNDS (EACH INDIVIDUALLY A "FUND" OR A "RIVERSOURCE FUND" AND COLLECTIVELY THE "FUNDS" OR THE "RIVERSOURCE FUNDS"). THE RIVERSOURCE COMPLEX OF FUNDS ALSO INCLUDES "SELIGMAN" FUNDS. THE RIVERSOURCE FUNDS AND THE SELIGMAN FUNDS SHARE THE SAME BOARD OF DIRECTORS/TRUSTEES (THE "BOARD"), BUT INVESTORS MAY NOT CURRENTLY MAKE EXCHANGES BETWEEN THE SELIGMAN FUNDS AND THE RIVERSOURCE FUNDS. SELIGMAN FUNDS GENERALLY HAVE SEPARATE AND DISTINCT POLICIES AND PROCEDURES FROM THE RIVERSOURCE FUNDS. THE RIVERSOURCE FUNDS SHARE THE SAME POLICIES AND PROCEDURES INCLUDING THOSE SET FORTH IN THIS SERVICE SECTION OF THIS PROSPECTUS. FOR EXAMPLE, FOR PURPOSES OF CALCULATING THE INITIAL SALES CHARGE ON THE PURCHASE OF CLASS A SHARES OF A RIVERSOURCE FUND, AN INVESTOR OR FINANCIAL ADVISOR SHOULD CONSIDER THE COMBINED MARKET VALUE OF ALL RIVERSOURCE FUNDS (INCLUDING "THREADNEEDLE" OR "RIVERSOURCE PARTNERS" FUNDS), OWNED BY THE INVESTOR AS DEFINED UNDER "INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA)." AN INVESTOR OR FINANCIAL ADVISOR MAY NOT INCLUDE THE MARKET VALUE OF ANY SELIGMAN FUNDS OWNED BY THE INVESTOR IN THIS CALCULATION.

BUYING AND SELLING SHARES

The RiverSource funds are generally available directly and through broker-dealers, banks, and other financial intermediaries or institutions (financial institutions), including certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial institutions. THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which your shares of the fund(s) are held. Since the fund (and its service providers) may not have a record of your account transactions, you should always contact the financial institution through which you purchased or at which you maintain your shares of the fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The fund and its service providers, including the distributor and the transfer agent, are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.


--------------------------------------------------------------------------------
                                                                             S.1

S-6400-4



DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each share class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every share class. After determining which share classes you are eligible to buy, decide which share class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each share class. (THE COVER OF THIS PROSPECTUS INDICATES WHICH SHARE CLASSES ARE CURRENTLY OFFERED FOR THIS FUND.)

 INVESTMENT OPTIONS SUMMARY


                                                                  Contingent                                  Plan
                                            Initial               Deferred Sales        Distribution and      Administration
                    AVAILABILITY(a)         Sales Charge          Charge (CDSC)         Service Fee(b)        Fee
--------------------------------------------------------------------------------------------------------------------------------
Class A             Available to            Yes. Payable at       No.(c)                Yes.                  No.
                    all investors.          time of purchase.                           0.25%
                                            Lower or no sales
                                            charge for larger
                                            investments.
--------------------------------------------------------------------------------------------------------------------------------

Class B(d)          Available to            No. Entire            Maximum 5% CDSC       Yes.                  No.
                    all investors.          purchase price is     during the first      1.00%
                                            invested in shares    year decreasing to
                                            of the fund.          0% after six
                                                                  years.
--------------------------------------------------------------------------------------------------------------------------------

Class C             Available to            No. Entire            1% CDSC may apply     Yes.                  No.
                    all investors.          purchase price is     if you sell shares    1.00%
                                            invested in shares    within one year
                                            of the fund.          after purchase.
--------------------------------------------------------------------------------------------------------------------------------

Class I             Limited to              No.                   No.                   No.                   No.
                    qualifying
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class R2            Limited to              No.                   No.                   Yes.                  Yes.
                    qualifying                                                          0.50%                 0.25%
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class R3            Limited to              No.                   No.                   Yes.                  Yes.
                    qualifying                                                          0.25%                 0.25%
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class R4            Limited to              No.                   No.                   No.                   Yes.
                    qualifying                                                                                0.25%
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------

Class R5            Limited to              No.                   No.                   No.                   No.
                    qualifying
                    institutional
                    investors.
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.2






  INVESTMENT OPTIONS SUMMARY (CONTINUED)


                                                                  Contingent                                  Plan
                                            Initial               Deferred Sales        Distribution and      Administration
                    AVAILABILITY(a)         Sales Charge          Charge (CDSC)         Service Fee(b)        Fee
--------------------------------------------------------------------------------------------------------------------------------
Class W             Limited to              No.                   No.                   Yes.                  No.
                    qualifying                                                          0.25%
                    discretionary
                    managed accounts.
--------------------------------------------------------------------------------------------------------------------------------






(a) See "Buying and Selling Shares, Determining which class of shares to purchase" for more information on availability of share classes and eligible investors. See "Buying and Selling Shares, Opening an Account" for information on minimum investment and account balance requirements.
(b) For each of Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares and the servicing of shareholders. This plan has been reviewed and approved by the Board. Because these fees are paid out of fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(c) A 1% CDSC may be assessed on Class A shares sold within 18 months after purchase. See "Buying and Selling Shares, Sales Charges, Class
    A -- contingent deferred sales charge" for more information.
(d) See "Buying and Selling Shares, Sales Charges, Class B and Class
    C -- contingent deferred sales charge alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing of conversion will vary depending on the date of your original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and directly or indirectly providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund or provide services to fund shareholders, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor. IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE

--------------------------------------------------------------------------------
                                                                             S.3



FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL INSTITUTION OR FINANCIAL ADVISOR, DISTRIBUTION AND SERVICE FEES WILL BE RETAINED BY THE DISTRIBUTOR.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES

New purchases of Class B shares will not be permitted if your Rights of Accumulation are $50,000 or higher, and new purchases of Class C shares will not be permitted if your Rights of Accumulation are $1,000,000 or higher. See "Sales Charges, Initial Sales Charge -- Rights of Accumulation (ROA)" for information on Rights of Accumulation.

Class B shares have a higher annual distribution fee than Class A shares and a contingent deferred sales charge (CDSC) for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A shares. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

CLASS I SHARES.

The following eligible investors may purchase Class I shares:

- Any fund distributed by RiverSource Distributors, Inc., if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

CLASS R SHARES.

The following eligible institutional investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

- Qualified employee benefit plans.


--------------------------------------------------------------------------------
S.4



- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

- Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

- State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

- Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

- Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds).

- Bank Trust departments.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

- Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.

IN ADDITION, FOR CLASS I, CLASS R AND CLASS W SHARES, THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY ACCEPT OR AUTHORIZE FINANCIAL INSTITUTIONS TO ACCEPT INVESTMENTS FROM OTHER PURCHASERS NOT LISTED ABOVE.

For more information, see the SAI.


--------------------------------------------------------------------------------
                                                                             S.5



SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. The distributor retains the full sales charge you pay when you purchase shares of the fund directly (not through a separately authorized financial institution). Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES:

                                                              MAXIMUM RE-ALLOWANCE
                           AS A % OF          AS A % OF             AS A % OF
TOTAL MARKET VALUE     PURCHASE PRICE**  NET AMOUNT INVESTED     PURCHASE PRICE
----------------------------------------------------------------------------------
Up to $49,999                5.75%               6.10%                5.00%
$50,000 -- $99,999           4.75                4.99                 4.00
$100,000 -- $249,999         3.50                3.63                 3.00
$250,000 -- $499,999         2.50                2.56                 2.15
$500,000 -- $999,999         2.00                2.04                 1.75
$1,000,000 or more           0.00                0.00                 0.00***


    *Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
   **Purchase price includes the sales charge.
  ***Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $2,999,999; a sales commission up to 0.50% for a sale of $3,000,000 to $9,999,999; and a sales commission up to 0.25% for a sale of $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA). You may be able to reduce the sales charge on Class A shares, based on the combined market value of accounts in your ROA group, as described below. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

- Your current investment in a fund; and

- Previous investments you and members of your household have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your household consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

- Individual or joint accounts;


--------------------------------------------------------------------------------
S.6



- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your household, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

- Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

- Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.


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                                                                             S.7



INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more (including any existing ROA) over a period of up to 13 months, you may be able to reduce the front-end sales charge(s) for investments in Class A shares by completing and filing an LOI. The required form of LOI may vary by financial institution. Existing ROA can be included in your LOI. Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI. Five percent of the commitment amount will be placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow.

Existing ROA Example. Shareholder currently has $60,000 ROA in RiverSource funds. Shareholder completes an LOI to invest $100,000 in RiverSource funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in RiverSource funds' Class A shares in order to fulfill the LOI commitment and receive reduced front-end sales charge(s) over the next 13 months.

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more detail on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

- current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- retirement plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code, if those purchases are made through a broker, agent, or other financial institution.


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S.8



- direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

- purchases made:

  - with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

  - through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

  - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;

  - through bank trust departments.

- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional purchases or categories of purchases. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on riversource.com free of charge, RiverSource Investments does not separately disclose information regarding breakpoint discounts on the website.

CLASS A -- CONTINGENT DEFERRED SALES CHARGE

For Class A shares purchased after Dec. 1, 2008 without a sales charge, a 1% CDSC may be charged if you sell your shares within 18 months after purchase. A CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A SHARES. The CDSC will be waived on sales of shares:

- To which no sales commission or transaction fee was paid to an authorized financial institution at the time of purchase.

- Purchased through reinvestment of dividends and capital gain distributions.

- In the event of the shareholder's death.

- From a monthly, quarterly or annual systematic redemption plan of up to an annual amount of 12% of the account value on a per fund basis.

- In an account that has been closed because it falls below the minimum account balance.


--------------------------------------------------------------------------------
                                                                             S.9





- That result in mandatory withdrawals from an ERISA plan of a shareholder who is at least 70 1/2 years old.

- That result from returns of excess contributions or excess deferral amounts made to a retirement plan participant.

- Purchased prior to Dec. 1, 2008.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional purchases or categories of purchases. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:           THE CDSC PERCENTAGE RATE IS:*
First year                                              5%
Second year                                             4%
Third year                                              4%
Fourth year                                             3%
Fifth year                                              2%
Sixth year                                              1%
Seventh or eighth year                                  0%


* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

You may not make additional purchases of Class B shares if your ROA exceeds $49,999.99.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.


--------------------------------------------------------------------------------
S.10



FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a total amount up to 1% (including sales commission and advance of service fees) to financial institutions that sell Class C shares. See "Buying and Selling Shares -- Distribution and Service Fees." A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares. You may not make additional purchases of Class C shares if your ROA exceeds $999,999.99.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

- in the event of the shareholder's death;

- held in trust for an employee benefit plan; or

- held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

  - at least 59 1/2 years old AND

  - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

  - selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


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                                                                            S.11



CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For each of Class I, Class R2, Class R3, Class R4, Class R5 and Class W, there is no initial sales charge or CDSC.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

You may establish and maintain your account with an authorized financial institution or directly with the fund. The fund may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the fund will be supported by the fund's transfer agent.

 METHODS OF PURCHASING SHARES

These methods of purchasing shares generally apply to Class A, Class B, and Class C shares.

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS  The financial institution through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

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ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL You or the financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at riversource.com or may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks,
 -------------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.12



  METHODS OF PURCHASING SHARES (CONTINUED)


ACCOUNT ESTABLISHED WITH THE FUND (CONT.)

BY MAIL (CONT.)

                   money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

                   Mail your check and completed application to:

                   REGULAR MAIL RIVERSOURCE FUNDS
                                P.O. BOX 8041
                                BOSTON, MA 02266-8041

                   EXPRESS MAIL RIVERSOURCE FUNDS
                                C/O BFDS
                                30 DAN ROAD
                                CANTON, MA 02021-2809

                   If you already have an account, include your name, account number, and the name of the fund and class of shares you wish to purchase along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

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BY WIRE OR ACH     Fund shares purchased in an account established and
                   maintained with the fund may be paid for by federal funds wire. Before sending a wire, call (888) 791-3380 to notify the fund's transfer agent of the wire and to receive further instructions.

                   If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                   Your bank or financial institution may charge additional fees for wire transactions.

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BY EXCHANGE        Call (888) 791-3380 or send signed written instructions to the address above.

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                                                                            S.13



MINIMUM INVESTMENT AND ACCOUNT BALANCE

                         FOR ALL FUNDS,                                        RIVERSOURCE 120/20
                         CLASSES AND                                            CONTRARIAN
                         ACCOUNTS EXCEPT                     RIVERSOURCE        EQUITY FUND
                         THOSE LISTED TO                      DISCIPLINED      THREADNEEDLE
                         THE RIGHT         TAX QUALIFIED      SMALL CAP         GLOBAL EXTENDED
                         (NONQUALIFIED)    ACCOUNTS           VALUE FUND        ALPHA FUND       CLASS W

-------------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT       $2,000            $1,000            $5,000            $10,000           $500
-------------------------------------------------------------------------------------------------------------

ADDITIONAL INVESTMENTS   $100              $100              $100              $100              None
-------------------------------------------------------------------------------------------------------------

ACCOUNT BALANCE*         $300              None              $2,500            $5,000            $500


    *If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.
 -------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS

                         FOR ALL FUNDS,                                        RIVERSOURCE 120/20
                         CLASSES AND                                            CONTRARIAN
                         ACCOUNTS EXCEPT                     RIVERSOURCE        EQUITY FUND
                         THOSE LISTED TO                      DISCIPLINED      THREADNEEDLE
                         THE RIGHT         TAX QUALIFIED      SMALL CAP         GLOBAL EXTENDED
                         (NONQUALIFIED)    ACCOUNTS           VALUE FUND        ALPHA FUND       CLASS W

-------------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT       $100              $100              $5,000            $10,000           $500
-------------------------------------------------------------------------------------------------------------

ADDITIONAL INVESTMENTS   $100              $50               $100              $100              None
-------------------------------------------------------------------------------------------------------------

ACCOUNT BALANCE**        None              None              $2,500            $5,000            $500


   **If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.
 -------------------------------------------------------------------------------

These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.

IMPORTANT: Payments sent by electronic fund transfers (ACH), a bank authorization or check that are not guaranteed may take up to 10 days to clear. If you request a sale within 10 days of purchase, this may cause your sale request to fail to process if the requested amount includes unguaranteed funds.


--------------------------------------------------------------------------------
S.14



EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the fund, there are a variety of methods you may use to exchange or sell shares of the fund.

 WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS       You can exchange or sell shares by having your financial
                   institution process your transaction. The financial institution through which you purchased shares may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

--------------------------------------------------------------------------------

ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL            Mail your exchange or sale request to:

                   REGULAR MAIL RIVERSOURCE FUNDS
                                P.O. BOX 8041
                                BOSTON, MA 02266-8041

                   EXPRESS MAIL RIVERSOURCE FUNDS
                                C/O BFDS
                                30 DAN ROAD
                                CANTON, MA 02021-2809

                   Include in your letter:

                   - your name

                   - the name of the fund(s)

                   - your account number

                   - the class of shares to be exchanged or sold

                   - your Social Security number or Employer Identification
                     number

                   - the dollar amount or number of shares you want to exchange or sell

                   - specific instructions regarding delivery or exchange
                     destination

                   - signature(s) of registered account owner(s)

                   - any special documents the transfer agent may require in
                     order to process your order


 -------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            S.15






  WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES (CONTINUED)


ACCOUNT ESTABLISHED WITH THE FUND (CONT.)

BY MAIL (CONT.)

                   Corporate, trust or partnership accounts may need to send additional documents.

                   Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                   A Medallion Signature Guarantee is required if:

                   - Amount is over $50,000.

                   - You want your check made payable to someone other than
                     yourself.

                   - Your address has changed within the last 30 days.

                   - You want the check mailed to an address other than the
                     address of record.

                   - You want the proceeds sent to a bank account not on file.

                   - You are the beneficiary of the account and the account
                     owner is deceased (additional documents may be required).

                   A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                   NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

--------------------------------------------------------------------------------

BY TELEPHONE       Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be available to you. Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.
                   Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing to the address above.

                   Payment will be mailed to the address of record and made payable to the names listed on the account.

                   Telephone sale requests are limited to $100,000 per day.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.16






  WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES (CONTINUED)


ACCOUNT ESTABLISHED WITH THE FUND (CONT.)


BY WIRE OR ACH     You can wire money from your fund account to your bank
                   account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                   Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                   A service fee may be charged against your account for each wire sent.

                   Minimum amount: $100

                   Your bank or financial institution may charge additional fees for wire transactions.

--------------------------------------------------------------------------------

BY SCHEDULED       You may elect to receive regular periodic payments through an
PAYOUT PLAN        automatic sale of shares. See the SAI for more information.

--------------------------------------------------------------------------------

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You may be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

SHORT-TERM TRADING AND OTHER SO-CALLED MARKET TIMING PRACTICES ARE FREQUENT TRADING PRACTICES BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV

--------------------------------------------------------------------------------
                                                                            S.17



IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARD HAS ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING THAT MAY BE HARMFUL TO THE FUNDS. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging or other purchase and exchange transactions not believed to be inconsistent with the best interest of fund shareholders or the Board's policy. The fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares and where the shares are maintained. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund may seek the assistance of financial institutions in applying similar restrictions on their participants or clients. The fund's ability to monitor and discourage abusive trading practices in omnibus accounts is more limited.

- The fund may rely on the monitoring policy of a financial institution, for example, a retirement plan administrator or similar authorized financial institution authorized to distribute the funds, if it determines the policy and procedures of such financial institutions are sufficient to protect the fund and its shareholders.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.


--------------------------------------------------------------------------------
S.18



- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

- Exchanges must be made into the same class of shares of the new fund.

- Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

- Once the fund receives your exchange request, you cannot cancel it.

- Shares of the new fund may not be used on the same day for another exchange or sale.

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original fund and ends when you sell the shares of the fund you exchanged to.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of RiverSource funds. If your original purchase was in Class A or Class B, you may use all or part of the sale proceeds to purchase new Class A shares in any RiverSource fund account linked together for ROA purposes. Your repurchase will be in Class A shares at NAV, up to the amount of the sale proceeds. Repurchases of Class B shares will also be in Class A shares at NAV. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C, you will be allowed to reinvest in the same Class C account and fund

--------------------------------------------------------------------------------
                                                                            S.19






you originally purchased. In a Class C repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

The fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of the fund. The NAV is determined by dividing the value of the fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of foreign securities or small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The RiverSource funds use an unaffiliated service provider to assist in determining fair values for foreign securities.


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Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualified dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include dividends which are non-qualified dividends, interest income and short-term capital gains. Generally, capital gains are realized when a security is sold for a higher price than was paid for it. Generally, capital losses are realized when a security is sold for a lower price than was paid for it. Typically, each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains, if any, are included in net investment income and are taxable as ordinary income when distributed to the shareholder. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. If the fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to the shareholders to the extent of their basis in their shares. A return of capital will generally not be taxable; however, any amounts received in excess of basis are treated as capital gain. Forms 1099 sent to shareholders report any return of capital.

Certain derivative instruments subject the fund to special tax rules, the effect of which may be to accelerate income to the fund, defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.


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Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. Generally, if you sell shares for less than their cost, the difference is a capital loss or if you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss or reduce a tax gain, based on paying a sales charge, by exchanging shares before the 91(st) day after the day of purchase. If you buy Class A shares and exchange into another fund before the 91(st) day after the day of purchase, you may not be able to include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Distributions related to shares not held in IRAs or other retirement accounts are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Shares held in an IRA or qualified retirement account are generally subject to different tax rules. Taking a distribution from your IRA or qualified retirement plan may subject you to federal taxes, withholding, penalties and reporting requirements. Please consult your tax advisor.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

REITs often do not provide complete tax information until after the calendar year-end; generally mid to late January and continuing through early February. Consequently, if your fund has significant investments in REITs, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are generally mailed in January.


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IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult with your financial institution to determine the availability of the RiverSource funds. RiverSource funds may only be purchased or sold directly or through financial institutions authorized by the distributor to offer the RiverSource funds. NOT ALL FINANCIAL INSTITUTIONS ARE AUTHORIZED TO SELL THE FUNDS. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005, provides custody services to the RiverSource funds. In addition to paying the custodian for these services, the RiverSource funds pay for certain transaction fees and out-of-pocket expenses incurred while providing custody services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Seligman Advisors, Inc., 100 Park Avenue, New York, New York 10017, (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder

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                                                                            S.23






servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor reallows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares, Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

Plan Administration Services. Under a Plan Administration Services Agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

PAYMENTS TO FINANCIAL INSTITUTIONS

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, "payments") do not change the price paid by investors in the fund or fund shareholders for the

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purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution's organization, and may provide the distributor and its affiliates with preferred access to the financial institution's registered representatives or preferred access to the financial institution's customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution's pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees).

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The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant. Additional information concerning the amount and calculation of these payments is available in the fund's SAI.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution. The SAI contains additional detail regarding payments made by the distributor to financial institutions.


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The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Financial institutions may separately charge you additional fees. See "Buying and Selling Shares."

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts that invest exclusively in RiverSource funds (collectively referred to as "affiliated products"). These affiliated products, individually or collectively, may own a significant percentage of the fund's outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund's expense ratio to increase as the fund's

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                                                                            S.27



fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the fund owned by affiliated products.

CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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RiverSource Funds can be purchased from authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address:
riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File #811-5696

TICKER SYMBOL
Threadneedle Global Equity Fund
Class A: IGLGX   Class B: IDGBX   Class C: RGCEX   Class I: --
Class R2: --     Class R3: --     Class R4: IDGYX  Class R5: RGERX  Class W: --
Threadneedle Global Equity Income Fund
Class A: RTNAX   Class B: --      Class C: RTNEX   Class I: --
Class R2: RGEOX  Class R3: RGETX  Class R4: RGEYX  Class R5: RGEFX
Threadneedle Global Extended Alpha Fund
Class A: RTAAX   Class B: --      Class C: RTACX   Class I: --
Class R2: REAOX  Class R3: RTNRX  Class R4: REYRX  Class R5: REAFX



(RIVERSOURCE INVESTMENTS LOGO)                              S-6334-99 AG (12/08)